These securities may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer of sale delivers a prospectus meeting the requirements of the Securities Act of 1933 forming a part of a registration statement, or post-effective amendment thereto, which is effective under said act, or unless in the opinion of counsel to the Corporation, such offer and sale is exempt from the provisions of Section 5 of said Act.

                                  W A R R A N T
                                  -------------

                    For the Purchase of Class A Common Stock
                           Par Value $.01 per Share of

                              AUDIOVOX CORPORATION

             (Incorporated under the Laws of the State of Delaware)

                         VOID AFTER 5 P.M. JULY 3, 2006

No. 1                                                        Warrant to Purchase
                                                                  100,000 Shares

     THIS IS TO CERTIFY that, for value received, ROBERT S. LEVY (holder) is entitled, subject to the terms and conditions set forth, at or before 5 P.M.,
New York City Time, on July 3, 2006, but not thereafter, to purchase the number of shares set forth above of Class A Common Stock, par value $.01 per share (the
"Common Stock"), of AUDIOVOX CORPORATION, a Delaware corporation (the
"Corporation"), from the Corporation at a purchase price per share of $11.02 if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 3 hereof, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.

     1. The Corporation covenants and agrees that all shares may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the
Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common
Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

     2. The rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified at the prices specified in Section 1 hereof. In case of the purchase of less than all the shares as to which this Warrant is exercisable, the Corporation shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

     3. The price per share at which shares of Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

          a. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (a), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

          b. In the case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of
     Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

          c. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, issue (otherwise then by stock dividend or stock split-up or reverse split) or sell shares of its
     Common Stock (hereinafter referred to as "Additional Shares") for a consideration per share (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith) less than the purchase price hereunder per share, then, after the date of such issuance or sale, the purchase price hereunder per share shall be reduced to a price determined by dividing (1) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by such purchase price hereunder per share, plus (B) the consideration (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith), if any, received by the Corporation upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding after the date of the issuance or sale of such Additional Shares. The number of shares of Common

     Stock which the holder hereof shall be entitled to purchase hereunder at each such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder per share before such adjustment, by the number of shares of
     Common Stock purchasable upon the exercise of this Warrant immediately before such adjustment, and dividing the product so obtained by such adjusted purchase price per share; provided, however, that no such adjustment of the purchase price hereunder per share or the number of shares for which this Warrant may be exercised shall be made upon the issuance or sale by the Corporation of Additional Shares (i) reserved for issuance upon exercise of Stock Options or as restricted stock under the
     Corporation's employee stock plans; or(ii) in connection with the acquisition of businesses, business entities or parts thereof and/or their assets, whether tangible or intangible.

          d. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, issue or grant any rights to subscribe for or to purchase, or any option (other than the employee stock plans and business related acquisitions referred to in subsection (C)
     above) for the purchase of (i) Common Stock or (ii) any indebtedness or shares of stock convertible into or exchangeable for Common Stock
     (indebtedness or shares of stock convertible into or exchangeable for
     Common Stock being hereinafter referred to as "Convertible Securities"), or issue or sell Convertible Securities and the price per share for which
     Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable (determined by dividing (1) in the case of an issuance or grant of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or grant of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable,

     or (2) in the case of an issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or sale of such Convertible
     Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such
     Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, by, in either such case, (3) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable) shall be less than the purchase price hereunder per share, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable, shall (as of the date of the issuance or grant of such rights or options or, in the case of the issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of rights or options, as of the date of such issuance or sale) be deemed to be outstanding and to have been issued for said price per share; provided that (i) no further adjustment of the purchase price shall be made upon the actual issuance of such Common Stock upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities or upon the actual issuance of
     Convertible Securities where the same are issuable upon the exercise of such rights or options, and (ii) rights or options issued or granted pro rata to shareholders without consideration and Convertible Securities issuable by way of dividend or other distribution to shareholders shall be deemed to have been issued or granted at the close of business on the date fixed for the determination of shareholders entitled to such rights, options or Convertible Securities and shall be deemed to have been issued without consideration; and (iii) if, in any case, the total maximum number of shares of Common Stock issued upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities is not, in fact, issued and the right to exercise such right or option or to convert or exchange such

     Convertible Securities shall have expired or terminated, then, and in any such event, the purchase price, as adjusted, shall be appropriately readjusted at the time of such expiration or termination. In such case, each purchase price hereunder per share which is greater than the price per share for which Common Stock is issuable upon conversion or exchange of such rights or options or upon conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable, as determined above in this subsection (D), shall thereupon be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to the time of the issuance or grant of such rights or options or the issuance or sale of such Convertible Securities multiplied by such purchase price hereunder per share, plus (b) the total amount, if any, received or receivable by the Corporation as consideration for such issuance or grant or such issuance or sale, plus the additional amounts referred to and more fully set forth in clauses (1) and (2) of the parenthetical material above in this subsection (D), whichever clause and whichever additional amounts may be applicable, by (2) the total number of shares of Common Stock outstanding after the date of such issuance or grant or such issuance or sale. The number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder at such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder, per share, before such adjustment, by the number of shares of Common Stock purchasable upon the exercise of this
     Warrant immediately before such adjustment and dividing the product so obtained by such adjusted purchase price per share.

          e. For the purpose of subsections (c) and (d) above, in case the
     Corporation shall issue or sell Additional Shares, issue or grant any rights to subscribe for or to purchase, or any options for the purchase of
     (i) Common Stock or (ii) Convertible Securities, or issue or sell
     Convertible Securities for a consideration part of which shall be other than cash, the amount of the consideration received by the Corporation therefor shall be deemed to be the cash proceeds, if any, received by the
     Corporation plus the fair value of the consideration other than cash as determined by the Board of Directors of the Corporation in good faith, before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, such issuance, grant or sale.

          f. Subject to the provisions of subsection (g) below, in case the
     Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, make any distribution of its assets to holders of
     Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, the holder hereof shall be entitled, upon exercise of this Warrant and purchase of any or all of the shares of Common
     Stock subject hereto, to receive the amount of such assets (or at the option of the Corporation, a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Corporation in good faith) which would have been payable to such holder had he been the holder of record of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

          g. Except as otherwise provided in subsection (b) above, in the case of any sale or conveyance of all or substantially all of the assets of the
     Corporation in connection with a plan of complete liquidation of the
     Corporation, in the case of the dissolution, liquidation or winding up of the Corporation, all rights under this Warrant shall terminate on a date fixed by the Corporation, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the registered holder hereof, as the same shall appear on the books of the Corporation, at least thirty (30) days prior to such termination date.

          h. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, offer to the holders of
     Common Stock any rights to subscribe for additional shares of stock of the
     Corporation, then the Corporation shall give written

     notice thereof to the registered holder hereof not less than thirty (30)
     days prior to the date on which the books of the Corporation are closed or a record date fixed for the determination of shareholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or the record date fixed with respect to such offer or subscription, and the right of the holder hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

          i. Any adjustment pursuant to the foregoing provisions shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the
     Corporation shall forthwith determine the new number of shares of Common
     Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment(s).

          j. For the purposes of this Section 3, the term "Common Stock" shall include all shares of capital stock authorized by the Corporation's
     Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     4. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of the same class.

     5. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the

Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this
Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     6. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

     7. The Corporation will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to shareholders of the Corporation concurrently with the distribution thereof to such shareholders.

     8. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 150 Marcus Boulevard, Hauppauge, New York 11788,
and the Corporation shall give written notice of any change of address to the holder hereof.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its Senior Vice President/Chief Financial Officer
and its seal affixed and attested by its Secretary.

Dated: July 3, 2003

                                                      AUDIOVOX CORPORATION

                                                      By: s/ Charles M. Stoehr
                                                          --------------------
[Corporate Seal]                                          Charles M. Stoehr
                                                          Senior VP and Chief
ATTEST:                                                   Financial Officer

s/ Chris Lis Johnson
--------------------
Chris Lis Johnson
Secretary

These securities may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer of sale delivers a prospectus meeting the requirements of the Securities Act of 1933 forming a part of a registration statement, or post-effective amendment thereto, which is effective under said act, or unless in the opinion of counsel to the Corporation, such offer and sale is exempt from the provisions of Section 5 of said Act.

                                  W A R R A N T
                                  -------------

                    For the Purchase of Class A Common Stock
                           Par Value $.01 per Share of

                              AUDIOVOX CORPORATION

             (Incorporated under the Laws of the State of Delaware)

                         VOID AFTER 5 P.M. JULY 3, 2006

No. 1                                                        Warrant to Purchase
                                                                   10,000 Shares

     THIS IS TO CERTIFY that, for value received, LARRY N. STOPOL (holder) is entitled, subject to the terms and conditions set forth, at or before 5 P.M.,
New York City Time, on July 3, 2006, but not thereafter, to purchase the number of shares set forth above of Class A Common Stock, par value $.01 per share (the
"Common Stock"), of AUDIOVOX CORPORATION, a Delaware corporation (the
"Corporation"), from the Corporation at a purchase price per share of $11.02 if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 3 hereof, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.

                                       10

     1. The Corporation covenants and agrees that all shares may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the
Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common
Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

     2. The rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified at the prices specified in Section 1 hereof. In case of the purchase of less than all the shares as to which this Warrant is exercisable, the Corporation shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

     3. The price per share at which shares of Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

          a. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (a), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

                                       11

          b. In the case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of
     Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

          c. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, issue (otherwise then by stock dividend or stock split-up or reverse split) or sell shares of its
     Common Stock (hereinafter referred to as "Additional Shares") for a consideration per share (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith) less than the purchase price hereunder per share, then, after the date of such issuance or sale, the purchase price hereunder per share shall be reduced to a price determined by dividing (1) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by such purchase price hereunder per share, plus (B) the consideration (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith), if any, received by the Corporation upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding after the date of the issuance or sale of such Additional Shares. The number of shares of Common

                                       12

     Stock which the holder hereof shall be entitled to purchase hereunder at each such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder per share before such adjustment, by the number of shares of
     Common Stock purchasable upon the exercise of this Warrant immediately before such adjustment, and dividing the product so obtained by such adjusted purchase price per share; provided, however, that no such adjustment of the purchase price hereunder per share or the number of shares for which this Warrant may be exercised shall be made upon the issuance or sale by the Corporation of Additional Shares (i) reserved for issuance upon exercise of Stock Options or as restricted stock under the
     Corporation's employee stock plans; or(ii) in connection with the acquisition of businesses, business entities or parts thereof and/or their assets, whether tangible or intangible.

          d. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, issue or grant any rights to subscribe for or to purchase, or any option (other than the employee stock plans and business related acquisitions referred to in subsection (C)
     above) for the purchase of (i) Common Stock or (ii) any indebtedness or shares of stock convertible into or exchangeable for Common Stock
     (indebtedness or shares of stock convertible into or exchangeable for
     Common Stock being hereinafter referred to as "Convertible Securities"), or issue or sell Convertible Securities and the price per share for which
     Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable (determined by dividing (1) in the case of an issuance or grant of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or grant of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable,

                                       13

     or (2) in the case of an issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or sale of such Convertible
     Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such
     Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, by, in either such case, (3) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable) shall be less than the purchase price hereunder per share, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable, shall (as of the date of the issuance or grant of such rights or options or, in the case of the issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of rights or options, as of the date of such issuance or sale) be deemed to be outstanding and to have been issued for said price per share; provided that (i) no further adjustment of the purchase price shall be made upon the actual issuance of such Common Stock upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities or upon the actual issuance of
     Convertible Securities where the same are issuable upon the exercise of such rights or options, and (ii) rights or options issued or granted pro rata to shareholders without consideration and Convertible Securities issuable by way of dividend or other distribution to shareholders shall be deemed to have been issued or granted at the close of business on the date fixed for the determination of shareholders entitled to such rights, options or Convertible Securities and shall be deemed to have been issued without consideration; and (iii) if, in any case, the total maximum number of shares of Common Stock issued upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities is not, in fact, issued and the right to exercise such right or option or to convert or exchange such

                                       14

     Convertible Securities shall have expired or terminated, then, and in any such event, the purchase price, as adjusted, shall be appropriately readjusted at the time of such expiration or termination. In such case, each purchase price hereunder per share which is greater than the price per share for which Common Stock is issuable upon conversion or exchange of such rights or options or upon conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable, as determined above in this subsection (D), shall thereupon be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to the time of the issuance or grant of such rights or options or the issuance or sale of such Convertible Securities multiplied by such purchase price hereunder per share, plus (b) the total amount, if any, received or receivable by the Corporation as consideration for such issuance or grant or such issuance or sale, plus the additional amounts referred to and more fully set forth in clauses (1) and (2) of the parenthetical material above in this subsection (D), whichever clause and whichever additional amounts may be applicable, by (2) the total number of shares of Common Stock outstanding after the date of such issuance or grant or such issuance or sale. The number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder at such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder, per share, before such adjustment, by the number of shares of Common Stock purchasable upon the exercise of this
     Warrant immediately before such adjustment and dividing the product so obtained by such adjusted purchase price per share.

          e. For the purpose of subsections (c) and (d) above, in case the
     Corporation shall issue or sell Additional Shares, issue or grant any rights to subscribe for or to purchase, or any options for the purchase of
     (i) Common Stock or (ii) Convertible Securities, or issue or sell
     Convertible Securities for a consideration part of which shall be other than cash, the amount of the consideration received by the Corporation therefor shall be deemed to be the cash proceeds, if any, received by the
     Corporation plus the fair value of the consideration other than cash as

                                       15

     determined by the Board of Directors of the Corporation in good faith, before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, such issuance, grant or sale.

          f. Subject to the provisions of subsection (g) below, in case the
     Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, make any distribution of its assets to holders of
     Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, the holder hereof shall be entitled, upon exercise of this Warrant and purchase of any or all of the shares of Common
     Stock subject hereto, to receive the amount of such assets (or at the option of the Corporation, a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Corporation in good faith) which would have been payable to such holder had he been the holder of record of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

          g. Except as otherwise provided in subsection (b) above, in the case of any sale or conveyance of all or substantially all of the assets of the
     Corporation in connection with a plan of complete liquidation of the
     Corporation, in the case of the dissolution, liquidation or winding up of the Corporation, all rights under this Warrant shall terminate on a date fixed by the Corporation, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the registered holder hereof, as the same shall appear on the books of the Corporation, at least thirty (30) days prior to such termination date.

          h. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, offer to the holders of
     Common Stock any rights to subscribe for additional shares of stock of the
     Corporation, then the Corporation shall give written

                                       16

     notice thereof to the registered holder hereof not less than thirty (30)
     days prior to the date on which the books of the Corporation are closed or a record date fixed for the determination of shareholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or the record date fixed with respect to such offer or subscription, and the right of the holder hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

          i. Any adjustment pursuant to the foregoing provisions shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the
     Corporation shall forthwith determine the new number of shares of Common
     Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment(s).

          j. For the purposes of this Section 3, the term "Common Stock" shall include all shares of capital stock authorized by the Corporation's
     Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     4. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of the same class.

     5. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the

                                       17

Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this
Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     6. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

     7. The Corporation will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to shareholders of the Corporation concurrently with the distribution thereof to such shareholders.

     8. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 150 Marcus Boulevard, Hauppauge, New York 11788,
and the Corporation shall give written notice of any change of address to the holder hereof.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its Senior Vice President/Chief Financial Officer
and its seal affixed and attested by its Secretary.

Dated: July 3, 2003
                                                     AUDIOVOX CORPORATION

                                                     By: s/ Charles M. Stoehr
                                                         --------------------
[Corporate Seal]                                         Charles M. Stoehr
                                                         Senior VP and Chief
ATTEST:                                                  Financial Officer

s/ Chris Lis Johnson
--------------------
Chris Lis Johnson
Secretary

                                       18

These securities may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer of sale delivers a prospectus meeting the requirements of the Securities Act of 1933 forming a part of a registration statement, or post-effective amendment thereto, which is effective under said act, or unless in the opinion of counsel to the Corporation, such offer and sale is exempt from the provisions of Section 5 of said Act.

                                  W A R R A N T
                                  -------------

                    For the Purchase of Class A Common Stock
                           Par Value $.01 per Share of

                              AUDIOVOX CORPORATION

             (Incorporated under the Laws of the State of Delaware)

                         VOID AFTER 5 P.M. JULY 3, 2006

No. 1                                                        Warrant to Purchase
                                                                   10,000 Shares

     THIS IS TO CERTIFY that, for value received, DIANNE M. CAMELO (holder) is entitled, subject to the terms and conditions set forth, at or before 5 P.M.,
New York City Time, on July 3, 2006, but not thereafter, to purchase the number of shares set forth above of Class A Common Stock, par value $.01 per share (the
"Common Stock"), of AUDIOVOX CORPORATION, a Delaware corporation (the
"Corporation"), from the Corporation at a purchase price per share of $11.02 if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 3 hereof, and to receive a certificate or certificates representing the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Corporation.

                                       19

     1. The Corporation covenants and agrees that all shares may be delivered upon the exercise of this Warrant and will, upon delivery, be fully paid and non-assessable, and, without limiting the generality of the foregoing, the
Corporation covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common
Stock is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable upon exercise of this Warrant.

     2. The rights represented by this Warrant are exercisable at the option of the holder hereof in whole at any time, or in part from time to time, within the period above specified at the prices specified in Section 1 hereof. In case of the purchase of less than all the shares as to which this Warrant is exercisable, the Corporation shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

     3. The price per share at which shares of Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

          a. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, shall be proportionately increased. For the purpose of this subsection (a), a stock dividend, stock split-up or reverse split shall be considered as a recapitalization and as an exchange for a larger or smaller number of shares, as the case may be.

                                       20

          b. In the case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation in connection with a plan of complete liquidation of the Corporation, then, as a condition of such consolidation, merger or sale or conveyance, adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of
     Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

          c. In case the Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, issue (otherwise then by stock dividend or stock split-up or reverse split) or sell shares of its
     Common Stock (hereinafter referred to as "Additional Shares") for a consideration per share (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith) less than the purchase price hereunder per share, then, after the date of such issuance or sale, the purchase price hereunder per share shall be reduced to a price determined by dividing (1) an amount equal to (A) the total number of shares of Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by such purchase price hereunder per share, plus (B) the consideration (before deduction of expenses or commissions or underwriting discounts or allowances in connection therewith), if any, received by the Corporation upon such issuance or sale, by (2) the total number of shares of Common Stock outstanding after the date of the issuance or sale of such Additional Shares. The number of shares of Common

                                       21

     Stock which the holder hereof shall be entitled to purchase hereunder at each such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder per share before such adjustment, by the number of shares of
     Common Stock purchasable upon the exercise of this Warrant immediately before such adjustment, and dividing the product so obtained by such adjusted purchase price per share; provided, however, that no such adjustment of the purchase price hereunder per share or the number of shares for which this Warrant may be exercised shall be made upon the issuance or sale by the Corporation of Additional Shares (i) reserved for issuance upon exercise of Stock Options or as restricted stock under the
     Corporation's employee stock plans; or(ii) in connection with the acquisition of businesses, business entities or parts thereof and/or their assets, whether tangible or intangible.

          d. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, issue or grant any rights to subscribe for or to purchase, or any option (other than the employee stock plans and business related acquisitions referred to in subsection (C)
     above) for the purchase of (i) Common Stock or (ii) any indebtedness or shares of stock convertible into or exchangeable for Common Stock
     (indebtedness or shares of stock convertible into or exchangeable for
     Common Stock being hereinafter referred to as "Convertible Securities"), or issue or sell Convertible Securities and the price per share for which
     Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable (determined by dividing (1) in the case of an issuance or grant of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or grant of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable,

                                       22

     or (2) in the case of an issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of any such rights or options, the total amount, if any, received or receivable by the
     Corporation as consideration for the issuance or sale of such Convertible
     Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of such
     Convertible Securities at the time such Convertible Securities first become convertible or exchangeable, by, in either such case, (3) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable) shall be less than the purchase price hereunder per share, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such
     Convertible Securities first become convertible or exchangeable, shall (as of the date of the issuance or grant of such rights or options or, in the case of the issuance or sale of Convertible Securities other than where the same are issuable upon the exercise of rights or options, as of the date of such issuance or sale) be deemed to be outstanding and to have been issued for said price per share; provided that (i) no further adjustment of the purchase price shall be made upon the actual issuance of such Common Stock upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities or upon the actual issuance of
     Convertible Securities where the same are issuable upon the exercise of such rights or options, and (ii) rights or options issued or granted pro rata to shareholders without consideration and Convertible Securities issuable by way of dividend or other distribution to shareholders shall be deemed to have been issued or granted at the close of business on the date fixed for the determination of shareholders entitled to such rights, options or Convertible Securities and shall be deemed to have been issued without consideration; and (iii) if, in any case, the total maximum number of shares of Common Stock issued upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities is not, in fact, issued and the right to exercise such right or option or to convert or exchange such

                                       23

     Convertible Securities shall have expired or terminated, then, and in any such event, the purchase price, as adjusted, shall be appropriately readjusted at the time of such expiration or termination. In such case, each purchase price hereunder per share which is greater than the price per share for which Common Stock is issuable upon conversion or exchange of such rights or options or upon conversion or exchange of such Convertible
     Securities at the time such Convertible Securities first become convertible or exchangeable, as determined above in this subsection (D), shall thereupon be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to the time of the issuance or grant of such rights or options or the issuance or sale of such Convertible Securities multiplied by such purchase price hereunder per share, plus (b) the total amount, if any, received or receivable by the Corporation as consideration for such issuance or grant or such issuance or sale, plus the additional amounts referred to and more fully set forth in clauses (1) and (2) of the parenthetical material above in this subsection (D), whichever clause and whichever additional amounts may be applicable, by (2) the total number of shares of Common Stock outstanding after the date of such issuance or grant or such issuance or sale. The number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder at such adjusted purchase price per share, at the time such adjusted purchase price per share shall be in effect, shall be the number of whole shares of Common Stock obtained by multiplying such purchase price hereunder, per share, before such adjustment, by the number of shares of Common Stock purchasable upon the exercise of this
     Warrant immediately before such adjustment and dividing the product so obtained by such adjusted purchase price per share.

          e. For the purpose of subsections (c) and (d) above, in case the
     Corporation shall issue or sell Additional Shares, issue or grant any rights to subscribe for or to purchase, or any options for the purchase of
     (i) Common Stock or (ii) Convertible Securities, or issue or sell
     Convertible Securities for a consideration part of which shall be other than cash, the amount of the consideration received by the Corporation therefor shall be deemed to be the cash proceeds, if any, received by the
     Corporation plus the fair value of the consideration other than cash as

                                       24

     determined by the Board of Directors of the Corporation in good faith, before deduction of commissions, underwriting discounts or allowances or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, such issuance, grant or sale.

          f. Subject to the provisions of subsection (g) below, in case the
     Corporation shall, while this Warrant remains unexercised, in whole or in part, and in force, make any distribution of its assets to holders of
     Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, the holder hereof shall be entitled, upon exercise of this Warrant and purchase of any or all of the shares of Common
     Stock subject hereto, to receive the amount of such assets (or at the option of the Corporation, a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Corporation in good faith) which would have been payable to such holder had he been the holder of record of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

          g. Except as otherwise provided in subsection (b) above, in the case of any sale or conveyance of all or substantially all of the assets of the
     Corporation in connection with a plan of complete liquidation of the
     Corporation, in the case of the dissolution, liquidation or winding up of the Corporation, all rights under this Warrant shall terminate on a date fixed by the Corporation, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the registered holder hereof, as the same shall appear on the books of the Corporation, at least thirty (30) days prior to such termination date.

          h. In case the Corporation shall, while this Warrant remains unexercised in whole or in part, and in force, offer to the holders of
     Common Stock any rights to subscribe for additional shares of stock of the
     Corporation, then the Corporation shall give written

                                       25

     notice thereof to the registered holder hereof not less than thirty (30)
     days prior to the date on which the books of the Corporation are closed or a record date fixed for the determination of shareholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or the record date fixed with respect to such offer or subscription, and the right of the holder hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

          i. Any adjustment pursuant to the foregoing provisions shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the
     Corporation shall forthwith determine the new number of shares of Common
     Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment(s).

          j. For the purposes of this Section 3, the term "Common Stock" shall include all shares of capital stock authorized by the Corporation's
     Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

     4. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of the same class.

     5. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the

                                       26

Corporation, or to any other rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this
Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

     6. This Warrant is exchangeable upon the surrender hereof by the holder hereof to the Corporation for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

     7. The Corporation will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to shareholders of the Corporation concurrently with the distribution thereof to such shareholders.

     8. Notices to be given to the holder of this Warrant shall be deemed to have been sufficiently given if delivered or mailed, addressed in the name and at the address of such holder appearing in the records of the Corporation, and if mailed, sent first class registered or certified mail, postage prepaid. The address of the Corporation is 150 Marcus Boulevard, Hauppauge, New York 11788,
and the Corporation shall give written notice of any change of address to the holder hereof.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by the signature of its Senior Vice President/Chief Financial Officer
and its seal affixed and attested by its Secretary.

Dated: July 3, 2003
                                                    AUDIOVOX CORPORATION

                                                    By: s/ Charles M. Stoehr
                                                        --------------------
[Corporate Seal]                                        Charles M. Stoehr
                                                        Senior VP and Chief
ATTEST:                                                 Financial Officer

s/ Chris Lis Johnson
--------------------
Chris Lis Johnson
Secretary

                                       27